© Mercury Systems, Inc. FIRST QUARTER FISCAL YEAR 2023 FINANCIAL RESULTS Mark Aslett President and CEO Michael Ruppert Executive Vice President and CFO November 1, 2022, 5:00 pm ET Webcast login at www.mrcy.com/investor Webcast replay available by 7:00 p.m. ET November 1, 2022

© Mercury Systems, Inc.2 Forward-looking safe harbor statement This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the products and services described herein and to business performance in fiscal 2023 and beyond, including our projections for revenue, organic growth, bookings growth, and adjusted EBITDA, our expectations regarding the size of our addressable market, and our plans for growth and improvement in profitability and cash flow. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward- looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, inflation, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of, environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, supply chain delays or volatility for critical components such as semiconductors, production delays or unanticipated expenses including due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions, restructurings and value creation initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, such as the deductibility of internal research and development, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 1, 2022. The Company cautions readers not to place undue reliance upon any such forward- looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides adjusted EBITDA, adjusted income, adjusted EPS, free cash flow, organic revenue and acquired revenue, which are non-GAAP financial measures. Adjusted EBITDA, adjusted income, and adjusted EPS exclude certain non-cash and other specified charges. The Company believes these non-GAAP financial measures are useful to help investors better understand its past financial performance and prospects for the future. However, these non-GAAP measures should not be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP measures assist in providing a more complete understanding of the Company’s underlying operational results and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial results discussed in this presentation is contained in the Appendix hereto.

© Mercury Systems, Inc.3 Q1 FY23 results solid, raising guidance  Exceeded guidance across all metrics, raising low-end of FY23 revenue and adj. EBITDA outlook  Demand remains favorable: YOY backlog, bookings growth, 1.17 Q1 book-to-bill, 1.14 last 12 months  Expect solid Q2 and full-year bookings to fuel increase in H2FY23 revenue and adj. EBITDA  YOY revenue up 1%, organic revenue decline narrows to 4% with expected Q2 return to growth  Adj. EBITDA down 19% YOY due to H2 order weighting; adj. EBITDA margins expected to expand in Q2  Anticipate FY23 cash flow bottom in Q1, improving in Q2, and positive for full year  High levels of business activity continue with $135M in total design win LTV

© Mercury Systems, Inc.4 Business momentum improving  Entering fourth fiscal year of navigating pandemic; expect macro forces to continue  Executing on our plan to control what we can; our positioning remains strong  We believe Q1 marked the FY23 bottom for organic revenue growth, CF, and margins  Entering multi-year period of expected accelerating growth and profitability; similar to post-sequestration period  Solidifying business fundamentals through 1MPACT  Stronger FY24 bookings, revenue growth and margin expansion sets stage for value creation

© Mercury Systems, Inc.5 Macro environment and industry changes remain favorable  Challenging geopolitical environment rivals Cold War era  Heading into super-cycle in US; allied country defense spending; growing electronic content  Supply-side labor, material and inflation challenges remain as temporary headwinds  Anticipate YOY defense budget increase  Demand environment is strong and getting stronger  Expect headwinds to shift to tailwinds with increased defense spend and supply chain relief

© Mercury Systems, Inc.6 FY23 business outlook, 1MPACT  Challenging but stable supply chain, while high-end semiconductors lead times remain long  High end processing represents 70% of Mercury's business and largest growth opportunity  1MPACT progress managing industry headwinds, streamlining structure, and strengthening leadership  Continue 1MPACT pivot to deliver most immediate financial results and drive margin expansion  Longer-term digital transformation initiatives ongoing; optimizing facilities footprint  Applying 1MPACT methodologies to future M&A

Q1 FY23 vs. Q1 FY22

In $ millions, except percentage and per share data	Q1 FY22[3]	Q1 FY23[3]	CHANGE
Bookings Book-to-Bill	$199.3 0.89	$266.9 1.17	34%
Backlog 12-Month Backlog	$883.9 553.9	$1,077.0 694.6	22%
Revenue Organic Revenue Growth (Decline)[1]	$225.0 (11%)	$227.6 (4%)	1%
Gross Margin	39.3%	34.3%	(5.0) bps
Operating Expenses Selling, General & Administrative Research & Development Amortization/Restructuring/Acquisition	$94.0 37.0 28.9 28.1	$85.3 38.9 27.8 18.6	(9%)
GAAP Net Loss	($7.1)	($14.3)	N.A.
GAAP Loss Per Share Weighted Average Diluted Shares	($0.13) 55.4	($0.26) 55.9	N.A.
Adjusted EPS[2]	$0.41	$0.24	(41%)
Adj. EBITDA[2] % of revenue	$38.3 17.0%	$31.2 13.7%	(19%)
Operating Cash Flow	($2.0)	($66.0)	N.A.
Free Cash Flow[2] % of Adjusted EBITDA	($7.4) N.A.	($73.4) N.A.	N.A.

Notes

(1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities' acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods.

(2) Non-GAAP, see reconciliation table.

(3) All references in this presentation to the first quarter of fiscal 2022 and full fiscal 2022 are to the quarter ended October 1, 2021 and to the 52-week period ended July 1, 2022. All references to the first quarter of fiscal 2023 and full fiscal 2023 are to the quarter ended September 30, 2022 and to the 52-week period ending June 30, 2023.

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© Mercury Systems, Inc.8 Balance sheet As of (In $ millions)(1) 10/1/21 12/31/21 4/1/22 7/1/22 9/30/22 ASSETS Cash & cash equivalents $95.8 $105.2 $91.7 $65.7 $52.0 Accounts receivable, net 301.2 320.1 367.1 447.9 494.7 Inventory, net 234.4 251.3 259.6 270.3 287.6 PP&E, net 128.7 127.4 125.7 127.2 125.9 Goodwill and intangibles, net 1,102.5 1,318.4 1,303.2 1,289.4 1,274.9 Other 102.5 108.4 112.5 103.0 114.0 TOTAL ASSETS $1,965.1 $2,230.8 $2,259.8 $2,303.5 $2,349.0 LIABILITIES AND S/E AP and accrued expenses $144.2 $136.9 $170.2 $187.5 $158.8 Other liabilities 141.4 155.3 137.7 127.3 139.8 Debt 200.0 451.5 451.5 451.5 511.5 Total liabilities 485.6 743.7 759.4 766.3 810.1 Stockholders’ equity 1,479.5 1,487.1 1,500.4 1,537.2 1,538.9 TOTAL LIABILITIES AND S/E $1,965.1 $2,230.8 $2,259.8 $2,303.5 $2,349.0 Notes (1) Rounded amounts used.

© Mercury Systems, Inc.9 Cash flow summary For the Fiscal Quarters Ended (In $ millions)(1) 10/1/21 12/31/21 4/1/22 7/1/22 9/30/22 Net (Loss) Income ($7.1) ($2.6) $4.1 $16.9 ($14.3) Depreciation and amortization 21.5 24.1 24.5 23.4 23.7 Other non-cash items, net 5.8 5.8 8.4 14.5 8.8 Cash settlement for termination of interest rate swap - - - - 6.0 Changes in Operating Assets and Liabilities Accounts receivable, unbilled receivables, and costs in excess of billings (9.4) (8.5) (47.3) (81.3) (47.3) Inventory (12.8) (7.6) (8.0) (12.5) (18.4) Accounts payable and accrued expenses 21.7 (8.4) 32.3 12.8 (17.8) Other (21.7) 4.1 (18.3) 6.7 (6.7) (22.2) (20.4) (41.2) (74.3) (90.2) Operating Cash Flow (2.0) 6.8 (4.3) (19.4) (66.0) Capital expenditures (5.4) (8.0) (6.1) (8.2) (7.3) Free Cash Flow(2) ($7.4) ($1.2) ($10.3) ($27.6) ($73.4) Free Cash Flow(2) / Adjusted EBITDA(2) N.A. N.A. N.A. N.A. N.A. Free Cash Flow(2) / GAAP Net Income N.A. N.A. N.A. N.A. N.A. Notes (1) Rounded amounts used. (2) Non-GAAP, see reconciliation table.

© Mercury Systems, Inc.10 Q2 FY23 guidance In $ millions, except percentage and per share data Q2 FY22(1) Q2 FY23(2)(5) CHANGE Revenue $220.4 $225.0 - $240.0 2% - 9% GAAP Net Loss ($2.6) ($10.3) - ($6.2) N.A. GAAP Loss Per Share ($0.05) ($0.18) - ($0.11) N.A. Weighted-average diluted shares outstanding 55.4 56.4 Adjusted EPS(4) $0.39 $0.31 - $0.36 (21%) - (8%) Adj. EBITDA(4) % of revenue $38.1 17.3% $38.0 - $42.0 16.9% - 17.5% 0% - 10% Notes (1) Q2 FY22 figures are as reported in the Company’s earnings release dated February 1, 2022. (2) The guidance included herein is from the Company’s earnings release dated November 1, 2022. (3) The effective tax rate in the guidance included herein excludes discrete items (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the second quarter of fiscal 2022 are to the quarter ended December 31, 2021, and to the second quarter of fiscal 2023 are to the quarter ending December 30, 2022.

© Mercury Systems, Inc.11 FY23 annual guidance In $ millions, except percentage and per share data FY22(1) FY23(2)(5) CHANGE Revenue $988.2 $1,010.0 - $1,050.0 2% - 6% GAAP Net Income $11.3 $14.8 - $24.7 31% - 119% GAAP EPS $0.20 $0.26 - $0.44 30% - 120% Weighted-average diluted shares outstanding 55.9 56.6 Adjusted EPS(4) $2.19 $1.93 - $2.10 (12%) - (4%) Adj. EBITDA(4) % of revenue $200.5 20.3% $202.5 - $215.0 20.0% - 20.5% 1% - 7% Notes (1) FY22 figures are as reported in the Company’s earnings release dated August 2, 2022. (2) The guidance included herein is from the Company’s earnings release dated November 1, 2022. (3) The effective tax rate in the guidance included herein excludes discrete items. (4) Non-GAAP, see reconciliation table. (5) All references in this presentation to the full fiscal 2022 are to the 52-week period ended July 1, 2022, and to the full fiscal 2023 are to the 52-week period ending June 30, 2023.

© Mercury Systems, Inc.12 Summary  Entered FY23 with record backlog and new-business momentum  Expect FY23 return to organic growth, revenue >$1B, improved margins, and positive cash flow  Positioned for improved FY23 and stronger FY24; five-year plan intact with solid fundamentals  Implementing 1MPACT provides near and long-term discipline and value creation  Well-situated to benefit from platform electronification; large, growing addressable market  Anticipate return to high single-digit to low double-digit organic growth, margin expansion and strong cash flow as current headwinds subside

13 APPENDIX

Adjusted EPS reconciliation

(In thousands, except per share data)[2]	Q1 FY22	Q1 FY23	LTM Q1 FY22	LTM Q1 FY23	Q2 FY23[2][4] Low	Q2 FY23[2][4] High	FY23[2][4] Low	FY23[2][4] High
(Loss) Earnings per share[1]	$ (0.13)	$ (0.26)	$ 0.70	$ 0.06	$ (0.18)	$ (0.11)	$ 0.26	$ 0.44
Net (Loss) Income	$ (7,140)	$(14,335)	$ 39,106	$ 4,080	$ (10,300)	$ (6,200)	$ 14,800	$ 24,700
Other non-operating adjustments, net	417	1,797	(125)	4,312	-	-	1,800	1,800
Amortization of intangible assets	13,734	14,574	47,174	61,107	13,600	13,600	53,500	53,500
Restructuring and other charges	12,274	1,508	20,199	16,679	600	600	2,400	2,400
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition, financing and other third party costs	2,633	2,864	10,392	13,839	1,200	1,200	5,100	5,100
Fair value adjustments from purchase accounting	(1,661)	(176)	(1,951)	(524)	200	200	400	400
Litigation and settlement expense, net	376	1,305	811	2,837	300	300	1,300	1,300
COVID related expenses	183	61	7,807	567	-	-	-	-
Stock-based and other non-cash compensation expense	9,573	10,940	31,430	39,826	16,400	16,400	56,600	56,600
Impact to income taxes[3]	(7,829)	(5,191)	(26,502)	(29,671)	(4,600)	(5,500)	(26,600)	(26,800)
Adjusted income	$ 22,560	$ 13,347	$ 128,341	$ 113,052	$ 17,400	$ 20,600	$ 109,300	$ 119,000
Adjusted earnings per share[1][5]	$ 0.41	$ 0.24	$ 2.32	$ 2.01	$ 0.31	$ 0.36	$ 1.93	$ 2.10
Weighted-average shares outstanding:								
Basic	55,376	55,931			56,200	56,200		
Diluted	55,613	56,347			56,400	56,400	56,600	56,600

Notes
(1) Per share information is presented on a fully diluted basis.
(2) Rounded amounts used.
(3) Impact to income taxes is calculated by recasting income before income taxes to include the items involved in determining adjusted income and recalculating the income tax provision using this adjusted income from operations before income taxes. The recalculation also adjusts for any discrete tax expense or benefit related to the items.
(4) All references in this presentation to the second quarter of fiscal 2023 are to the quarter ending December 30, 2022. All references in this presentation to the full fiscal 2023 are to the 52-week period ending June 30, 2023.
(5) Adjusted earnings per share for Q1 FY23 includes an impact of $0.01 resulting from the increase in diluted shares used relative to basic shares used in the calculation of Net loss per share.

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Adjusted EBITDA reconciliation

					Q2 FY23[1][2]		FY23[1][2]	
(In thousands)[1][2]	Q1 FY22	Q1 FY23	LTM Q1 FY22	LTM Q1 FY23	Low	High	Low	High
Net (Loss) Income	$ (7,140)	$ (14,335)	$ 39,106	$ 4,080	$(10,300)	$ (6,200)	$ 14,800	$ 24,700
Other non-operating adjustments, net	417	1,797	(125)	4,312	-	-	1,800	1,800
Interest expense, net	586	4,518	1,701	9,595	6,400	6,400	24,400	24,400
Income tax (benefit) provision	(441)	(1,022)	12,490	6,539	200	100	3,700	6,200
Depreciation	7,756	9,127	28,402	34,521	9,400	9,400	38,600	38,600
Amortization of intangible assets	13,734	14,574	47,174	61,107	13,600	13,600	53,500	53,500
Restructuring and other charges	12,274	1,508	20,199	16,679	600	600	2,400	2,400
Impairment of long-lived assets	-	-	-	-	-	-	-	-
Acquisition, financing and other third party costs	2,633	2,864	10,392	13,839	1,200	1,200	5,100	5,100
Fair value adjustments from purchase accounting	(1,661)	(176)	(1,951)	(524)	200	200	400	400
Litigation and settlement expense, net	376	1,305	811	2,837	300	300	1,300	1,300
COVID related expenses	183	61	7,807	567	-	-	-	-
Stock-based and other non-cash compensation expense	9,573	10,940	31,430	39,826	16,400	16,400	56,600	56,600
Adjusted EBITDA	**$ 38,290**	**$ 31,161**	**$ 197,436**	**$ 193,378**	**$ 38,000**	**$ 42,000**	**$ 202,500**	**$ 215,000**

Notes
1. Rounded amounts used.
2. All references in this presentation to the second quarter of fiscal 2023 are to the quarter ending December 30, 2022. All references in this presentation to the full fiscal 2023 are to the 52-week period ending June 30, 2023.

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© Mercury Systems, Inc.16 Free cash flow reconciliation Organic revenue reconciliation Notes (1) Organic revenue represents total company revenue excluding net revenue from acquisitions for the first four full quarters since the entities’ acquisition date (which excludes any intercompany transactions). After the completion of four fiscal quarters, acquired businesses are treated as organic for current and comparable historical periods. (In thousands) Q1 FY22 Q1 FY23 LTM Q1 FY22 LTM Q1 FY23 Cash (used in) provided by operating activities $ (2,006) $ (66,039) $ 72,312 $ (82,902) Purchases of property and equipment (5,377) (7,328) (39,998) (29,607) Free cash flow (7,383)$ (73,367)$ 32,314$ (112,509)$ (In thousands) Q1 FY22 Q1 FY23 LTM Q1 FY22 LTM Q1 FY23 Organic revenue(1) $ 225,013 $ 215,781 940,001$ 902,483$ Acquired revenue - 11,798 3,387 88,280 Net revenues 225,013$ 227,579$ 943,388$ 990,763$